UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 1, 2005

Date of Report (Date of Earliest Event Reported)

WORLD MONITOR TRUST III

(Exact name of Registrant as Specified in its Charter)

Commission File No.	Name of Registrant or Co-Registrant in Charter	IRS Employer Number
333-119612	WORLD MONITOR TRUST III	20-1697966 (Series G)
	(Name of Registrant)	20-1698042 (Series H)
20-1698147 (Series I)
20-2446281 (Series J)

333-119612-01	WMT III SERIES I/J TRADING VEHICLE LLC	20-2469479
(Name of Rule 140 Co-Registrant No. 1)

333-119612-02	WMT III SERIES H/J TRADING VEHICLE LLC	20-2469200
(Name of Rule 140 Co-Registrant No. 2)

333-119612-03	WMT III SERIES G/J TRADING VEHICLE LLC	20-2469369
(Name of Rule 140 Co-Registrant No. 3)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

51 Weaver Street Greenwich, CT 06831

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 861-1000

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)	On December 1, 2005, the Board of Directors of Preferred Investment Solutions Corp. (the “Managing Owner”), the Managing Owner of World Monitor Trust III (the “Registrant”), dismissed Arthur F. Bell, Jr. & Associates, L.L.C. (“AFB”) as the independent registered public accounting firm for the Registrant.

The reports of AFB on the Registrant’s statements of financial condition as of October 5, 2004, December 31, 2004 and March 10, 2005 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope, or accounting principles. AFB was engaged by World Monitor Trust III on October 5, 2004.

During the period September 28, 2004 (inception) to the date of this Form 8-K, the Registrant and the Managing Owner have had no disagreements with AFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of AFB, would have caused it to make a reference to the subject matter thereof in its reports on the statements of financial condition of the Registrant during such period. During the period September 28, 2004 (inception) to the date of this Form 8-K, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Managing Owner, on behalf of the Registrant, has provided AFB with a copy of the foregoing disclosures and has requested that AFB furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of AFB’s letter dated December 1, 2005 is filed as an Exhibit to this Form 8-K.

(b)	On December 1, 2005, the Board of Directors of the Managing Owner, on behalf of the Registrant, approved the engagement of Deloitte & Touche LLP (“D&T”) as the independent registered public accounting firm for the Registrant. During the period September 28, 2004 (inception) to December 1, 2005, neither the Registrant, the Managing Owner, nor anyone on their behalf consulted D&T, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibit. The following exhibit is filed herewith:

16.1	Letter of Arthur F. Bell, Jr. & Associates, L.L.C. dated December 1, 2005 regarding the disclosure contained in Item 4.01 of this report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant in the capacities indicated on December 1, 2005.

WORLD MONITOR TRUST III

	By:	Preferred Investment Solutions Corp. its Managing Owner

Date: December 1, 2005		By:	/s/ Maureen D. Howley
		Name:	Maureen D. Howley
		Title:	Senior Vice President and Chief Financial Officer

WMT III SERIES G/J TRADING VEHICLE LLC

	By:	World Monitor Trust III – Series G, a Member

		By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: December 1, 2005			By:	/s/ Maureen D. Howley
			Name:	Maureen D. Howley
			Title:	Senior Vice President and Chief Financial Officer

	By:	World Monitor Trust III – Series J,
a Member

		By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: December 1, 2005			By:	/s/ Maureen D. Howley
			Name:	Maureen D. Howley
			Title:	Senior Vice President and Chief Financial Officer

WMT III SERIES H/J TRADING VEHICLE LLC

	By:	World Monitor Trust III – Series H,
a Member

		By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: December 1, 2005			By:	/s/ Maureen D. Howley
			Name:	Maureen D. Howley
			Title:	Senior Vice President and Chief Financial Officer

	By:	World Monitor Trust III – Series J,
a Member

		By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: December 1, 2005			By:	/s/ Maureen D. Howley
			Name:	Maureen D. Howley
			Title:	Senior Vice President and Chief Financial Officer

WMT III SERIES I/J TRADING VEHICLE LLC

	By:	World Monitor Trust III – Series I,
a Member

		By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: December 1, 2005			By:	/s/ Maureen D. Howley
			Name:	Maureen D. Howley
			Title:	Senior Vice President and Chief Financial Officer

	By:	World Monitor Trust III – Series J,
a Member

		By:	Preferred Investment Solutions Corp.
its Managing Owner

Date: December 1, 2005			By:	/s/ Maureen D. Howley
			Name:	Maureen D. Howley
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
16.1	Letter of Arthur F. Bell, Jr. & Associates, L.L.C. dated December 1, 2005 regarding the disclosure contained in Item 4.01 of this report on Form 8-K